UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2017

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On December 21, 2017, EP Energy LLC and Everest Acquisition Finance Inc. (each an “Issuer” and, together, the “Issuers”) entered into a second supplemental indenture (the “Supplemental Indenture”) to the indenture dated as of April 24, 2012 between the Issuers and Wilmington Trust, National Association, as trustee (as amended, the “Indenture”), relating to the Issuers’ 9.375% Senior Notes due 2020 (the “2020 Notes”).  The Issuers received the requisite consents to amend the Indenture on December 19, 2017 in connection with the previously announced exchange offers for the Issuers’ 2020 Notes,  7.750% Senior Notes due 2022 and 6.375% Senior Notes due 2023 (the “Exchange Offers”) and related consent solicitations, as described in the Current Report filed by EP Energy LLC on December 20, 2017.

The Supplemental Indenture, among other things, eliminates substantially all of the restrictive covenants and certain events of default from the Indenture.  The Supplemental Indenture became effective immediately upon execution but will not become operative until the Exchange Offer with respect to the 2020 Notes is consummated.  Upon becoming operative, the amendments to the Indenture will apply to all holders of the 2020 Notes.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On December 22, 2017, the Company issued a press release announcing the entry into the Second Supplemental Indenture.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated as of December 21, 2017, by and among EP Energy LLC, Everest Acquisition Finance Inc. and Wilmington Trust, National Association, as trustee.
99.1	Press release, dated as of December 22, 2017, issued by EP Energy LLC.

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EXHIBIT INDEX

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated as of December 21, 2017, by and among EP Energy LLC, Everest Acquisition Finance Inc. and Wilmington Trust, National Association, as trustee.
99.1	Press release, dated as of December 22, 2017, issued by EP Energy LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EP ENERGY LLC

Date: December 22, 2017	By:	/s/ Kyle A. McCuen
Kyle A. McCuen Vice President, Interim Chief Financial Officer and Treasurer

EP ENERGY CORPORATION

	By:	/s/ Kyle A. McCuen
Kyle A. McCuen Vice President, Interim Chief Financial Officer and Treasurer

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